UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

December 9, 2010

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On December 9, 2010, Heritage Financial Corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc. as representative of the underwriters named therein (the “Underwriters”) providing for the offer and sale in a firm commitment offering of 3,850,000 shares of the Company’s common stock, no par value per share (the “Common Stock”), sold by the Company at a price of $13.00 per share ($12.28 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 577,500 shares of the Company’s Common Stock to cover over-allotments, if any.

In the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the Underwriting Agreement is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

A copy of the opinion of Breyer & Associates PC relating to the validity of the shares of Common Stock being offered is attached as Exhibit 5.1 to this Form 8-K.

Item 7.01	REGULATION FD DISCLOSURE

On December 9, 2010, the Company issued a press release announcing that the Company had priced its public offering of 3,850,000 shares and that the Company also granted the underwriters a 30-day option to purchase up to an additional 577,500 shares to cover related over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 7.01 and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

1.1	Underwriting Agreement dated December 9, 2010, by and among Heritage Financial Corporation and Keefe, Bruyette & Woods, Inc.

5.1	Opinion of Breyer & Associates PC

23.1	Consent of Breyer & Associates PC (included in the opinion filed in Exhibit 5.1)

99.1	News release dated December 9, 2010 announcing the pricing of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2010

HERITAGE FINANCIAL CORPORATION

By:	/S/ Brian L. Vance
Brian L. Vance President and Chief Executive Officer